Prospectus Supplement	July 1, 2016

Putnam Money Market Liquidity Fund
Prospectus dated January 30, 2016

At a meeting held on June 24, 2016, the Board of Trustees of Putnam Money Market Liquidity Fund (the “Fund”) approved a plan to liquidate the Fund upon recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. The liquidation of the Fund is expected to be completed during the third quarter of 2016.

On the date of the liquidation, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the record date (expected to be on or about August 15, 2016), after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated of the Fund, who have not previously redeemed all of their shares or exchanged their Fund shares of another Putnam fund.

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